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                        VAN KAMPEN EQUITY AND INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

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
                                                        AMOUNT OF    % OF
                                 OFFERING     TOTAL      SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF   PURCHASED  PURCHASED     TOTAL                  PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES     OFFERING    BY FUND    BY FUND     ASSETS     BROKERS        FROM
-------------------------------------------------------------------------------------------------------------------
  Commer     8/6/07       --       98.68    1,454,915     12,000     0.83%       0.33%      Deutsche      Deutsche
   cial                                        ,000        ,000                               Bank          Bank
 Mortgage                                                                                  Securities,
  Pass-                                                                                      Capmark
 Through                                                                                   Securities,
 Certifi                                                                                     KeyBanc
  cates                                                                                      Capital
 6.0103%                                                                                     Markets,
   due                                                                                      Citigroup
  12/10                                                                                    and Morgan
  /2049                                                                                      Stanley
Schering-    8/9/07       --      250.00    10,000,000    362,520    3.625%      0.59%      Goldman,      Goldman
  Plough                                                                                     Sachs &       Sachs
 Corporat                                                                                 Co., Banc of
   ion                                                                                       America
PFD 6.00%                                                                                  Securities
   due                                                                                     LLC, Bear,
8/13/2010                                                                                   Stearns &
                                                                                            Co. Inc.,
                                                                                              Citi,
                                                                                             Morgan
                                                                                            Stanley,
                                                                                               BNP
                                                                                            Paribas,
                                                                                             Credit
                                                                                             Suisse,
                                                                                            JPMorgan,
                                                                                              Daiwa
                                                                                           Securities
                                                                                             America
                                                                                              Inc.,
                                                                                            Santander
                                                                                           Investment
                                                                                            Utendahl
                                                                                             Capital
                                                                                            Partners,
                                                                                            L.P. and
                                                                                               The
                                                                                            Williams
                                                                                             Capital
                                                                                             Group,
                                                                                            L.P., ABN
                                                                                              AMRO
                                                                                           Rothschild
                                                                                            LLC, BNY
                                                                                             Capital
                                                                                            Markets,
                                                                                            Inc., ING
                                                                                            Financial
                                                                                           Markets LLC
                                                                                           and Mizuho
                                                                                           Securities
                                                                                            USA Inc.
 Banc of     11/9/07      --      $100.55    $817,600    $20,000     2.446%      0.51%       Banc of      Banc of
 America                                       ,000        ,000                              America      America
  Commer                                                                                   Securities
  cial                                                                                     LLC, Lehman
 Mortgage                                                                                   Brothers
   Inc.                                                                                    and Morgan
   2007                                                                                      Stanley
 5.7451%
due 2/10/
   2051
 General     11/29/07     --      $99.20    $4,000,000   $27,720      0.69%      0.68%        Citi,        Lehman
 Electric                                      ,000        ,000                             JPMorgan,     Brothers
 Company                                                                                     Lehman
  5.250%                                                                                    Brothers,
 due 12/6                                                                                    Morgan
  /2017                                                                                     Stanley,
                                                                                            CastleOak
                                                                                           Securities,
                                                                                              L.P.,
                                                                                           Robert Van
                                                                                           Securities,
                                                                                              Inc.,
                                                                                            Utendahl
                                                                                             Capital
                                                                                            Partners,
                                                                                            L.P. and
                                                                                               The
                                                                                            Williams
                                                                                           Group, L.P.
AT&T Inc.    12/3/07      --      $99.559   $2,000,000   $10,640      0.53%      0.26%      Goldman,      JPMorgan
  6.300%                                       ,000        ,000                              Sachs &     Securities
   due                                                                                        Co.,
1/15/2038                                                                                   JPMorgan,
                                                                                            Wachovia
                                                                                           Securities,
                                                                                            Deutsche
                                                                                              Bank
                                                                                           Securities,
                                                                                             Lehman
                                                                                            Brothers,
                                                                                               RBS
                                                                                            Greenwich
                                                                                            Capital,
                                                                                             Cabrera
                                                                                             Capital
                                                                                            Markets,
                                                                                              LLC,
                                                                                            CastleOak
                                                                                           Securities,
                                                                                           L.P., Citi,
                                                                                           Mitsubishi
                                                                                               UFJ
                                                                                           Securities,
                                                                                             Morgan
                                                                                           Stanley and
                                                                                               UBS
                                                                                           Investment
                                                                                              Bank
 Washing     12/12/07     --      $1,000    3,000,000     18,200      0.61%      0.12%       Lehman        Lehman
   ton                              .00                                                     Brothers,     Brothers
  Mutual                                                                                     Morgan
   Inc.                                                                                     Stanley,
   PFD                                                                                       Credit
  7.750%                                                                                     Suisse,
                                                                                            Goldman,
                                                                                             Sachs &
                                                                                              Co.,
                                                                                            Barclays
                                                                                            Capital,
                                                                                              Citi,
                                                                                            Deutsche
                                                                                              Bank
                                                                                           Securities,
                                                                                            JPMorgan,
                                                                                               RBS
                                                                                            Greenwich
                                                                                            Capital,
                                                                                               UBS
                                                                                           Investment
                                                                                            Bank, BNY
                                                                                             Capital
                                                                                            Markets,
                                                                                              Inc.,
                                                                                             Cabrera
                                                                                             Capital
                                                                                            Markets,
                                                                                           LLC, Keefe,
                                                                                           Bruyetee &
                                                                                             Woods,
                                                                                            Ramirez &
                                                                                            Co., Inc.
                                                                                             and The
                                                                                            Williams
                                                                                             Capital
                                                                                           Group, L.P.
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